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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT
                        PURSUANT TO SECTION 13 OR 15(d)
                     of the Securities Exchange Act of 1934

       Date of report (Date of earliest event reported): November 1, 2000

                        FBR ASSET INVESTMENT CORPORATION
             (Exact name of registrant as specified in its charter)



         VIRGINIA                             1-15049            54-1873198
----------------------------        ----------------------   ----------------
(State or other jurisdiction of    (Commission File Number)  (I.R.S. Employer
     incorporation)                                         Identification No.)




     Potomac Tower, 1001 Nineteenth Street North, Arlington, Virginia 22209
             (Address of principal executive offices and zip code)

       Registrant's telephone number, including area code: (703) 469-1000
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ITEM 5.  OTHER EVENTS.

     On November 1, 2000, FBR Asset Investment Corporation issued a press release reporting its financial results for the quarter and nine months ended September 30, 2000.

ITEM 7.   FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION
          AND EXHIBITS.

          (c)   Exhibits.

                Exhibit 99.1 Press release dated November 1, 2000 reporting financial results for the quarter and nine months ended September 30, 2000.
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                                   SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                         FBR ASSET INVESTMENT CORPORATION



Date: November 6, 2000                   By:  /s/ Kurt R. Harrington
                                              ----------------------

                                                     Kurt R. Harrington
                                                     Chief Financial
                                                     Officer and Treasurer